SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Earliest Event Reported: February 17, 2005
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                  333-108865              51-0362653
            --------                  ----------              ----------
        (State or Other              (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)      File Number)       Identification Number)


8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota      55437
               (Address of Principal Executive Offices)             (Zip Code)

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 - Other Events

Item 8.01      Other Events

Filing of Computational Materials

In connection with the proposed offering of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS2, Credit Suisse First Boston as representative of the several underwriters (together with RSFC, the "Underwriters"), have prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Securities Corporation (the "Company") provided the Underwriters with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit
99.1 hereto are being filed by Form SE dated February 17, 2005.



Section 9 - Financial Statements and Exhibits

Item  9.01  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of business acquired.

        Not applicable.

(b) Pro forma financial information.

        Not applicable.

(c) Exhibits:

        99.1   Computational Materials

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RESIDENTIAL ASSET SECURITIES CORPORATION



                               By:     /s/Benita Bjorgo
                                    -----------------------------
                               Name:   Benita Bjorgo
                               Title:  Vice President



Dated:  February 17, 2005

EXHIBIT INDEX

Exhibit No.           Description of Exhibit

99.1                  Computational Materials           Filed Form SE
                                                        Dated February 17, 2005